                                                                    EXHIBIT 21.1


                                   CONOCO INC.
                        (FORMERLY CONOCO ENERGY COMPANY)
                         PROPOSED CORPORATE STRUCTURING*
                                 AT DATE OF IPO


----------------------------------------- ---------------------- ------------- ----------------------------------------------------
             COMPANY NAME                     INCORPORATION      OWNERSHIP                  DIRECT PARENT/EQUITY OWNER
                                                LOCATION         PERCENTAGE
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
362084 Alberta Inc.                       Alberta                    100%      Conoco Canada Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Alliance Energy Services                  Kentucky                    50%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Associated Petroleum Terminals
  (Immingham) Limited                     England                     33%      Conoco Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Atlantic Energy Inc.                      Virginia                    50%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Big Sky of Montana Realty, Inc.           Delaware                  8.33%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Brandywine Industrial Gas, Inc.           Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Britannia Operator Limited                England                     50%      Conoco (U.K.) Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Calcasieu Shipping Corporation            Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Cardinal  States Gathering Co.            Virginia                    50%      Pocahontas Gas Partnership
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
CFJ Properties                            Delaware                    15%      Kayo Oil Company
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Ceska Rafinerska AS                       Czech Republic              17%      Conoco Inc. (formerly Conoco Energy Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Cit-Con Oil Corporation                   Delaware                    35%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
C&L Processors                            Texas                       50%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Clearwater Ltd.                           Bermuda                    100%      Danube Insurance Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Cliffe Storage Limited                    England                     50%      Conoco Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Colonial Pipeline Company                 Delaware                  7.55%      Conoco Pipe Line Company
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Comap, Inc.                               Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conch International Methane Limited       Bahama Islands              40%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Cono-Services Inc.                        Colorado                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco (Glen) Limited                     England                    100%      Conoco (U.K.) Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco  (Thailand) Co., Ltd.              Thailand                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco (U.K.) Limited                     England                    100%      DuPont Conoco Energy (US), Inc.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco A.G.                               Switzerland                100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Arctic Inc.                        Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Asia Ltd.                          Bermuda                    100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Asia Pacific Ltd.                  Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Asia Pacific Sdn. Bhd.             Malaysia                   100%      Conoco Inc. (formerly Conoco Energy Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------

*Proposed Corporate Structure Inclusive of Equity Interests

----------------------------------------- ---------------------- ------------- ----------------------------------------------------
             COMPANY NAME                     INCORPORATION      OWNERSHIP                  DIRECT PARENT/EQUITY OWNER
                                                LOCATION         PERCENTAGE
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Aviation                           Delaware                   100%      To be determined (Conoco Petroleum Operations Inc.
                                                                                 or Conoco Inc., formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Baltic Inc.                        Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Barbados B.V.                      Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Barbados Ltd.                      Bermuda                    100%      Danube Insurance Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Bardawil Inc.                      Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Canada Limited                     New Brunswick              100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Carbon and Minerals, Inc.          Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Central Europe Inc.                Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Chile Inc.                         Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Colombia Ltd.                      Bermuda                    100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Communications, Inc.               Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Coral Inc.                         Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Denmark Inc.                       Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Development Company                Delaware                   100%      Conoco Inc. (formerly Conoco Energy Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Development II Inc.                Delaware                   100%      Conoco Inc. (formerly Conoco Energy Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Development Limited                England                    100%      Conoco Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Drilling Inc.                      Delaware                   100%      Conoco Inc. (formerly Conoco Energy Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Egypt Inc.                         Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Inc. (formerly Conoco Energy
  Company)                                Delaware                   100%      Du Pont Energy Company
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Energy Holdings Ltd.               Bermuda                    100%      Clearwater Ltd.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Energy Nigeria Limited             Nigeria                    100%      Conoco Energy Holdings Ltd.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Enterprises Inc.                   Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Equity Investments Inc.            Delaware                   100%      Conoco Inc. (formerly Conoco Energy Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Este Pipeline Company              Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco EurAsia Inc.                       Delaware                   100%      Conoco Inc. (formerly Conoco Energy Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Europe Gas Company                 Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Europe Gas Limited                 England                    100%      Conoco (U.K.) Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Exploration & Production B.V.      Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Exploration and Production
  Nigeria Limited                         Nigeria                    100%      Clearwater Ltd.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Exploration Production Europe
  Limited                                 England                    100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Finance Services Inc.              Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Frontier Ltd.                      Bermuda                    100%      Clearwater Ltd.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Geisum Inc.                        Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Global Energy Company              Delaware                   100%      Conoco Inc. (formerly Conoco Energy Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------


*Proposed Corporate Structure Inclusive of Equity Interests

----------------------------------------- ---------------------- ------------- ----------------------------------------------------
             COMPANY NAME                     INCORPORATION      OWNERSHIP                  DIRECT PARENT/EQUITY OWNER
                                                LOCATION         PERCENTAGE
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Global Power de Mexico             Mexico                     100%      Conoco Global Energy Company
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Global Power (U.K.) Limited        England                    100%      Conoco (U.K.) Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Global Power Assets Inc.           Delaware                   100%      Conoco Inc. (formerly Conoco Energy Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Global Power Developments Inc.     Delaware                   100%      Conoco Inc. (formerly Conoco Energy Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Global Power Inc.                  Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Hungary K.F.T.                     Hungary                    100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Inc. (formerly Continental Oil
  Company)                                Delaware                   100%      Conoco Inc. (formerly Conoco Energy Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Indonesia Inc.                     Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco International Gas Corporation      Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco International Petroleum Company    Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco International, Inc.                Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Investments Norge A/S              Norway                     100%      Conoco Norway Inc.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Iran N.V.                          Antilles                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Iraq Ltd.                          Bermuda                     25%      Danube Insurance Company
                                                                      75%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Jet Finland Oy                     Finland                    100%      Conoco Petroleum Operations Inc.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Jet (Malaysia ) Sdn. Bhd.          Malaysia                   100%      Conoco Inc. (formerly Conoco Energy Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Jet Retail Development, spol,
  s.r.o.                                  Slovak Republic            100%      Conoco-Jet s.r.o
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Khazar Ltd.                        Bermuda                     99%      Danube Insurance Company
                                                                       1%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Kuwait Services Inc.               Delaware                   100%      Conoco Inc. (formerly Conoco Energy Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Lagia Offshore, Inc.               Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Leasing Limited                    England                    100%      Conoco Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Limited                            England                    100%      Conoco (U.K.) Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Mekong Ltd.                        Bermuda                    100%      Danube Insurance Company
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Mexico Ltd.                        Bermuda                     25%      Danube Insurance Company
                                                                      75%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Mexico, S.A. de C.V.               Mexico                      99%      Conoco Petroleum Operations Inc.
                                                                       1%      Conoco Specialty Products Inc.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Mexico Servicios, S.A. de C.V.     Mexico                      99%      Conoco Petroleum Operations Inc.
                                                                       1%      Conoco Specialty Products Inc.
----------------------------------------- ---------------------- -------------- ----------------------------------------------------
Conoco Mid-Continent Properties Inc.      Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Middle East Gas Co. N.V.           Antilles                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Middle East Ltd.                   Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Mineraloel GmbH                    Germany                    100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------


*Proposed Corporate Structure Inclusive of Equity Interests

----------------------------------------- ---------------------- ------------- ----------------------------------------------------
             COMPANY NAME                     INCORPORATION      OWNERSHIP                  DIRECT PARENT/EQUITY OWNER
                                                LOCATION         PERCENTAGE
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Mont Belvieu Holdings Inc.         Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco North Sea B.V.                     Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Northland Ltd.                     Bermuda                    100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Norway Inc.                        Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Norway Properties Inc.             Delaware                   100%      Conoco Inc. (formerly Conoco Energy Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco NW Natuna Exploration and
  Production Ltd.                         Bermuda                    100%      Danube Insurance Company
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Offshore Inc.                      Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Offshore Pipe Line Company         Delaware                   100%      Conoco Pipe Line Company
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Offshore Properties Inc.           Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Oil & Gas Associates L.P.          Delaware                 17.26%      Conoco Offshore Properties Inc.
                                                                   20.65%      Conoco Permian Basin Properties Inc.
                                                                    2.37%      Conoco Norway Properties Inc.
                                                                   32.87%      Vanguard Energy Investors L.P.
                                                                    5.37%      Conoco U.K. Properties Inc.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Operations (QLD) Pty Ltd.          Australia                  100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Oriente Ltd.                       Bermuda                     25%      Danube Insurance Company
                                                                      75%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Orinoco Inc.                       Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Overseas Oil Company               Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Pakistan Exploration &
  Production B.V.                         Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Pension Plans Trustees Limited     England                    100%      Conoco  (U.K.) Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Permian Basin Properties Inc.      Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Peru Ltd.                          Bermuda                     25%      Danube Insurance Company
                                                                      75%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Petcoke Far East Ltd.              Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Petroleum Limited                  England                    100%      Conoco Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Petroleum Norge AS                 Norway                     100%      Conoco Norway Inc.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Petroleum Operations Inc.          Delaware                   100%      Conoco Inc. (formerly Conoco Energy Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Pipe Line Company                  Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Services Ltd.                      Bermuda                    100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Services Sdn. Bhd.                 Malaysia                   100%      Conoco Inc. (formerly Conoco Energy Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Shale Oil Inc.                     Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Shipping Company                   Liberia                    100%      World Wide Transport Inc.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Shipping Norge AS                  Norway                      80%      Norske Conoco A/S
                                                                      20%      Conoco Norway Inc.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------


*Proposed Corporate Structure Inclusive of Equity Interests

----------------------------------------- ---------------------- ------------- ----------------------------------------------------
             COMPANY NAME                     INCORPORATION      OWNERSHIP                  DIRECT PARENT/EQUITY OWNER
                                                LOCATION         PERCENTAGE
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco South Sokang Natuna B.V.           Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Specialty Products Inc.            Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Specialty Products Limited         England                    100%      Conoco Petroleum Operations Inc.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Syria Ltd.                         Bermuda                    100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Taiwan Exploration &
  Production B.V.                         Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Timan-Pechora Ltd.                 Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Trading Inc.                       Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Treasury Ltd.                      England                    100%      Conoco (U.K.) Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Trinidad (4a) B.V.                 Netherlands                100%      Conoco Resources Holding B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Trinidad (4b) B.V.                 Netherlands                100%      Conoco Resources Holding B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Trinidad Inc.                      Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco (U.K.) Limited                     England                    100%      New Conoco
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco U.K. Properties Inc.               Delaware                   100%      Conoco Inc. (formerly Conoco Energy Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Venezuela B.V.                     Netherlands                100%      Conoco Resources Holding B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Venezuela Ltd.                     Bermuda                     25%      Danube Insurance Limited
                                                                      75%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Venezuela Services B.V.            Netherlands                100%      Conoco Resources Holding B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Vietnam Exploration &
  Production B.V.                         Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco Warim B.V.                         Netherlands                100%      Du Pont Services B.V
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco West Firan Inc.                    Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco West Natuna B.V.                   Netherlands                100%      Du Pont Services B.V
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco-Austria Mineraloel GmbH            Austria                    100%      Conoco Mineraloel GmbH
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Conoco-Jet s.r.o.                         Slovak Republic            100%      Conoco Inc. (formerly Conoco Energy Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Continental Europe Energy Company         Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Continental Mid Delta Petroleum Company   Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Continental Netherlands Oil
  Company B.V.                            Netherlands                100%      Du Pont Services B.V
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Continental Oil Company                   Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Continental Oil Company
  (Nederland) B.V.                        Netherlands                100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Continental Oil Company Inc.              Canada                     100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Continental Oil Company Limited           England                    100%      Conoco (U.K.) Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Continental Oil Company of Iran           Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Continental Oil Company of Italy          Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Continental Oil Company of Libya          Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Continental Oil Company of Niger          Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Continental Oil Company of Nigeria        Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------


*Proposed Corporate Structure Inclusive of Equity Interests

----------------------------------------- ---------------------- ------------- ----------------------------------------------------
             COMPANY NAME                     INCORPORATION      OWNERSHIP                  DIRECT PARENT/EQUITY OWNER
                                                LOCATION         PERCENTAGE
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Continental Pipe Line Company             Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Continental Oil S.A.                      Spain                       50%      Societe Europeenne Des Carburants  (SECA)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Crude Oil Terminals (Humber) Limited      England                   33.3%      Conoco Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Danube Insurance Limited                  Bermuda                     73%      Conoco A.G.
                                                                      27%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Deepwater Drilling L.L.C.                 Delaware                    50%      Conoco Development Company
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Deepwater Drilling II L.L.C.              Delaware                    40%      Conoco Development II Inc.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Deutsche Transalpine Oelleitung GmbH      Germany                      3%      Conoco Mineraloel GmbH
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Dixie Pipeline Company                    Delaware                  8.38%      Conoco Pipe Line Company
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Douglas Oil Company of California         California                 100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Douglas Stations, Inc.                    Delaware                   100%      Douglas Oil Company of California
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 1 B.V.                    Netherlands                100%      Du Pont Services B.V
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 2 B.V.                    Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 4 B.V.                    Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 5 B.V.                    Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 6 B.V.                    Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 7 B.V.                    Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 8 B.V.                    Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 9 B.V.                    Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 10 B.V.                   Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 11 B.V.                   Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 12 B.V.                   Netherlands                100%      Conoco Resources Holding B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 13 B.V.                   Netherlands                100%      Conoco Resources Holding B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 15 B.V.                   Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 16 B.V.                   Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 20 B.V.                   Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 21 B.V.                   Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 30 B.V.                   Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 31 B.V.                   Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 33 B.V.                   Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 34 B.V.                   Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 35 B.V.                   Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 36 B.V.                   Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------


*Proposed Corporate Structure Inclusive of Equity Interests

----------------------------------------- ---------------------- ------------- ----------------------------------------------------
             COMPANY NAME                     INCORPORATION      OWNERSHIP                  DIRECT PARENT/EQUITY OWNER
                                                LOCATION         PERCENTAGE
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 37 B.V.                   Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 38 B.V.                   Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 39 B.V.                   Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 40 B.V.                   Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 41 B.V.                   Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 42 B.V.                   Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 43 B.V.                   Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 44 B.V.                   Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont E&P No. 45 B.V.                   Netherlands                100%      Du Pont Services B.V.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont Investments Limited               England                    100%      Conoco (U.K.) Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont Jet Danmark A/S                   Denmark                    100%      Conoco Denmark Inc.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Dubai Marketing Company Ltd.              Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Dubai Petroleum Company                   Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
DuPont Conoco Energy Services Company     Delaware                   100%      Conoco Inc. (formerly Conoco Energy Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
DuPont Conoco Nordic AB                   Sweden                   88.39%      Conoco A.G.
                                                                   11.61%      To be determined (Conoco Petroleum Operations Inc.
                                                                                 or Conoco Inc., formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Du Pont Conoco Poland Sp.z.o.o.           Poland                     100%      To be determined (Conoco Petroleum Operations Inc.
                                                                                 or Conoco Inc., formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
DuPont Conoco Services Company            Delaware                   100%      Conoco Inc. (formerly Conoco Energy Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
DuPont Conoco U.K. Holding Limited        England                    100%      Du Pont Conoco Energy (US), Inc.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
DuPont Jet A/S                            Norway                     100%      Conoco Norway Inc.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
DuPont Power Marketing Inc.               Delaware                   100%      Conoco Inc. (formerly Conoco Energy Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Enertech S.A.                             Belgium                    100%      Societe Europeenne Des Carburants (SECA)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Etanor DA                                 Norway                    1.66       Norske Conoco A/S
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Excel Paralubes                           Delaware                    50%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Excel Paralubes Funding Corporation       Delaware                   100%      Excel Paralubes
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Explorer Pipeline Company                 Delaware                  7.71%      Conoco Pipe Line Company
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
F.P.S.O. Development Ltd.                 Bermuda                    100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Fas-Gas Retail Services Co. of Texas      Texas                      100%      Kayo Oil Company
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Felix Oil Company                         California                   6%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Frontier Deepwater Drilling Inc.          Delaware                   100%      Conoco Inc. (formerly Conoco Energy Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
GKG Mineraloelhndl GmbH                   Germany                     50%      Conoco Mineraloel GmbH
----------------------------------------- ---------------------- ------------- ----------------------------------------------------


*Proposed Corporate Structure Inclusive of Equity Interests

----------------------------------------- ---------------------- ------------- ----------------------------------------------------
             COMPANY NAME                     INCORPORATION      OWNERSHIP                  DIRECT PARENT/EQUITY OWNER
                                                LOCATION         PERCENTAGE
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Glen Petroleum Inc.                       England                    100%      Conoco (U.K.) Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Glen Petroleum Limited                    England                    100%      Conoco (U.K.) Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Gulf Coast Fractionators                  Texas                     22.5%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Heartland Pipeline Company                Delaware                    50%      Conoco Pipe Line Company
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Horizon Energy Marketing, LLC             Louisiana                   50%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Humber LPG Terminal Limited               England                     40%      Conoco Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Humber Oil Terminals Trustee Limited      England                   33.3%      Conoco Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Hydroserve Westlake, L.L.C.               Delaware                    50%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Ingleside Cogeneration Limited
  Partnership                             Delaware                    49%      Conoco Global Power Assets, Inc.
                                                                       1%      Conoco Global Power Developments Inc.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Interconnector (UK) Ltd.                  England                     10%      Conoco (U.K.) Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Interkraft Handel GmbH                    Germany                    100%      Conoco Mineraloel GmbH
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Iranian Oil Participants Limited          England                  0.416%      San Jacinto Eastern Corp.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Iranian Oil Services (Holding) Limited    England                  0.416%      San Jacinto Eastern Corp.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Jet Petroleum Limited                     England                    100%      Conoco Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Jet Tankstellen-Betriebs GmbH             Germany                    100%      Conoco Mineraloel GmbH
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Jet/Jiffy Shops Limited                   Thailand                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Jiffy Limited                             England                    100%      Conoco (U.K.) Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Jolliet Pipe Line Company                 Delaware                    38%      Conoco Pipe Line Company
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Jupiter Holdings, Inc.                    Delaware                    50%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Jupiter Chemicals, Inc.                   Delaware                   100%      Jupiter Holdings, Inc.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Jupiter Sulphur, Inc.                     Delaware                   100%      Jupiter Holdings, Inc.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Kayo Oil Company                          Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
K.C. Asphalt, L.L.C.                      Colorado                    50%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Kettleman North Dome Association          California                 100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Lake Charles Pipe Line Company            Delaware                    50%      Conoco Pipe Line Company
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Lobo Pipeline Company                     Delaware                   100%      Conoco Inc. (formerly Conoco Energy Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Longhorn Pipeline Company                 Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Louisiana Gas System Inc.                 Delaware                   100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Malaysia Refining Company Sdn. Bhd.       Malaysia                    40%      Conoco Asia Ltd.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Merielectrica I S.A.                      Colombia                    35%      Conoco Global Energy Company
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Merielectrica I S.A. & Cia.               Colombia                    35%      Conoco Global Energy Company
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Mineraloelraffinerie Oberrhein GmbH       Germany                   18.75%     Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Nelson Industrial Steam Company           Texas                      36.1%     Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
New Conoco                                England                     100%     Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------


*Proposed Corporate Structure Inclusive of Equity Interests

----------------------------------------- ---------------------- ------------- ----------------------------------------------------
             COMPANY NAME                     INCORPORATION      OWNERSHIP                  DIRECT PARENT/EQUITY OWNER
                                                LOCATION         PERCENTAGE
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Norske Conoco A/S                         Norway                      100%      Conoco Norway Inc. (Norway Branch)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Oberrheinische Mineraloelwerke GmbH       Germany                      25%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
OK Coop AG                                Switzerland                  49%      Conoco A.G.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Pars Investment Corporation  (Iranian
  Investment Corp.)                       Iran                      0.416       San Jacinto Eastern Corporation
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Penreco                                   Texas                      39.2%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Pentland Aviation Fuelling Services
  Limited                                 England                      50%      Conoco Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Petco Enterprises, Ltd.                   Japan                        51%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Petrex S.A.                               Belgium                     100%      Societe Europeenne Des Carburants (SECA)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Petrocokes, Ltd.                          Japan                        20%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Petroleum Storage Ltd.                    England                      50%      Conoco Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Petrozuata C.A.                           Venezuela                  50.1%      Conoco Orinoco Inc.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Phoenix Park Gas Processors, Ltd.         Trinidad                     41%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Pioneer Investments Corp.                 Delaware                     55%      Conoco Pipe Line Company
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Pioneer Pipe Line Company                 Delaware                     55%      Pioneer Investments Corp.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Pocahontas Gas Partnership                Virginia                     50%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Polar Lights Company                      Russia                       50%      Conoco Timan-Pechora Ltd.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Projet Malaysia Sdn. Bhd.                 Malaysia                     98%      Conoco Jet (Malaysia) Sdn. Bhd.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Razorback Pipeline Company                Delaware                     40%      Conoco Pipe Line Company
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Ronany Limited                            Northern Ireland            100%      Conoco Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Salt Lake Terminal Co.                    Delaware                     55%      Pioneer Investments Corp.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
San Jacinto Eastern Corp.                 Delaware                    100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
San Jacinto Service Company               Delaware                    100%      San Jacinto Eastern Corp.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
S.E.C.Q.                                  Belgium                     100%      Societe Europeenne Des Carburants (SECA)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Sentinel Concessions, Inc.                Texas                        49%      Kayo Oil Company
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Siam Conoco Land Ltd.                     Thailand                     30%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Siam Conoco Terminal Co., Ltd.            Thailand                     30%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Sime Conoco Energy Sdn. Bhd.              Malaysia                     49%      Conoco Jet (Malaysia) Sdn. Bhd.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Societa Italiana Per L'Oleodotto
  Transalpino S.p.A.                      Italy                         3%      Conoco A.G.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Societe Europeenne Des Carburants
  (SECA)                                  Belgium                     100%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Statoil Methanol A/S                      Norway                   18.125%      Conoco Norway Inc.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Syria Gas Developments Ltd.               Bermuda                     100%      Conoco Syria Ltd.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Tabas Petrolculuk A.S.                    Turkey                       25%      Conoco Petroleum Operations Inc.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
TCH LLC                                   Partnership                  25%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
The Standard Shale Products Company       Colorado                 99.318%      Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Tjeldbergodden Luftfabrikk                Norway                    11.88%      Conoco Norway Inc.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------



*Proposed Corporate Structure Inclusive of Equity Interests
Page 9

----------------------------------------- ---------------------- ------------- ----------------------------------------------------
             COMPANY NAME                     INCORPORATION      OWNERSHIP                  DIRECT PARENT/EQUITY OWNER
                                                LOCATION         PERCENTAGE
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
TLC International LDC                     Cayman Islands             35%       Conoco Global Energy Company
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Transalpine Oelleitung in Oesterreich
  Gesellschaft M.B.H.                     Austria                     3%       Conoco A.G.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Vanguard Energy Investors L.P.            Delaware                   10%       Conoco Equity Investments Inc.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Venture Coke Company                      Partnership                50%       Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Warwickshire Oil Storage Limited          England                  33.3%       Conoco Limited
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
World Wide Transport, Inc.                Liberia                   100%       Conoco A.G.
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Yellowstone Pipe Line Company             Delaware                   46%       Conoco Pipe Line Company
----------------------------------------- ---------------------- ------------- ----------------------------------------------------
Zeller & CIE                              France                     50%       Conoco Inc. (formerly Continental Oil Company)
----------------------------------------- ---------------------- ------------- ----------------------------------------------------



*Proposed Corporate Structure Inclusive of Equity Interests
Page 10